UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)     June 12, 2007

ProUroCare Medical Inc.

(Exact name of registrant as specified in its charter)

Nevada	333-103781	20-1212923
(State or other jurisdictiobn of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

5500 Wayzata Blvd., Suite 310, Golden Valley, MN		55416
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code    952-476-9093

One Carlson Parkway, Suite 124, Plymouth, MN 55447

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c)

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Election of New Director

On June 12, 2007, the board of directors of ProUroCare Medical Inc. (the ”Company”), elected Mr. Robert J. Rudelius to the board of directors to fill the newly created vacancy, effective immediately. Mr. Rudelius’ participation on any of the Board’s committees has not been determined.

The board of directors determined that Mr. Rudelius meets the independence requirements as defined in Section 4200(a)(15) of the NASDAQ listing standards.

Since 2003, Mr. Rudelius has been the Managing Director and CEO of Noble Logistics, LLC, a company he founded, providing advising and consulting services to several early-stage companies in the information technology, renewable energy, and loyalty marketing fields. Mr. Rudelius is also the Managing Director and CEO of Noble Ventures, LLC, a holding company he founded in 2002 to create, acquire and grow a variety of businesses in the information technology, logistics, and marketing services industries. Prior to 2002, Mr. Rudelius held leadership roles in a number of technology companies. He founded and served as Chairman and CEO of Media DVX, Inc., was President and Chief Operating Officer of Control Data Systems, Inc., was the founding Managing Partner of AT&T Solution’s Media, Entertainment & Communications (ME&C) industry group. In addition, Mr. Rudelius has held a variety of consulting roles at McKinsey & Company, The Information Consulting Group, and Arthur Andersen & Co.

There is no arrangement or understanding between Mr. Rudelius and any other person pursuant to which he was elected as a director of the Company. Mr. Rudelius does not have any related person transactions with the Company reportable under Item 404(a) of Regulation S-K.

The Company will compensate Mr. Rudelius in a manner consistent with its non-management director compensation program, the terms of which are disclosed in the Company’s Current Report on Form 8-K filed with the Securities and Exchange Commission on December 19, 2006. Under the terms of the program, Mr. Rudelius will receive $5,000 per year and a one-time equity award in the form of options to acquire up to 30,000 shares of the Company’s common stock.

Item 9.01 Financial Statements and Exhibits.

(c)                      Exhibits

99.1         Press release of ProUroCare Medical Inc. dated June 18, 2007.

SIGNATURES

Pursuant to the requirements of the Securities and Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PROUROCARE MEDICAL INC.

	By:	/s/ Richard C. Carlson
June 18, 2007		Richard C. Carlson
Chief Executive Officer